UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008
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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Bullitt Lane, Suite 450 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2008, Sypris Solutions, Inc. (the “Company”) announced that the Board of Directors authorized the appointment of Brian A. Lutes, age 44, as Vice President and Chief Financial Officer of the Company. Effective as of September 15, 2008, Mr. Lutes will assume responsibility for the Company’s finance and accounting operations, treasury and banking relationships, communications with the Board of Directors regarding financial matters, investor and securities analyst relations, capital markets strategy formulation and implementation, information systems, and the overall control environment for the Company. If Mr. Lutes’ employment is terminated without cause during the first year of his employment, he will continue to receive his base salary for the balance of that year, until otherwise employed.

Since August of 2008, Mr. Lutes served as Chairman for MAG Americas and Vice Chairman, Finance and Administration for MAG Global, a subsidiary of MAG Industrial Automation Systems, a group of leading machine tool and systems companies serving aerospace, automotive, construction, power generation and other durable goods industries.  From 2005 to 2007, he served as Chief Financial Officer and Vice President, Finance and Administration for the Wornick Company, a provider of shelf-stable, ready-to-eat meals to military and consumer branded food companies.  Until 2004, Mr. Lutes served as Senior Vice President for Fifth Third Bancorp.

Mr. Lutes previously served with the General Electric Company for seventeen years until 2002 in a number of increasingly responsible executive positions for various divisions of GE, including aircraft engines, appliances, locomotives, commercial lending and capital markets, before culminating with his assignment as Chief Financial Officer of Global Operations for GE Medical Systems.  Mr. Lutes’ international experience included assignments in the Netherlands and India.

Anthony C. Allen, 49, Vice President, acting Chief Financial Officer, Treasurer and Assistant Secretary of the Company, will resign from his responsibilities as acting Chief Financial Officer on September 15, 2008, and will continue to serve the Company as Vice President, Treasurer and Assistant Secretary thereafter.

A copy of the press release announcing Mr. Lutes’ appointment is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description of Exhibit

99	Press Release issued September 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 9, 2008	Sypris Solutions, Inc.

		By:	/s/ John R. McGeeney
John R. McGeeney
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release issued September 9, 2008.